                                                                      EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) / /

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                  36-3800435
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                         60602
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                                 IMC GLOBAL INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  36-3492467
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


FMRP Inc.                                             Delaware                     72-1122135
IMC Canada Ltd.                                       Canada                       36-4117430
IMC Chemicals Inc.                                    Delaware                     13-3579263
IMC Chemical North America LLC                        Delaware                     36-3545577
IMC Global Dutch Holdings B.V.                        Netherlands                  98-0377725
IMC Global Netherlands B.V.                           Netherlands                  98-0356532
IMC Global Operations Inc.                            Delaware                     36-3513204
IMC Global Potash Holdings N.V.                       Netherland Antilles          98-0356532
IMC Phosphates Company                                Delaware                     36-3892806
IMC Potash Carlsbad Inc.                              Delaware                     36-4091023
IMC Potash Colonsay N.V.                              Netherland Antilles          98-0356532
IMC Potash Colonsay ULC                               Nova Scotia, Canada          98-0356532

IMC Sulphur Holdings LLC                              Delaware                     36-3892806
IMC USA Holdings Inc.                                 Delaware                     36-3545577
IMC USA Inc. LLC                                      Delaware                     36-3545577
KCL Holdings, Inc.                                    Delaware                     36-3545575
NATI LLC                                              Delaware                     13-3579263
Phosphate Resource Partners Limited Partnership       Delaware                     72-1067072
PRP-GP LLC                                            Delaware                     36-3492467
The Vigoro Corporation                                Delaware                     36-3414338


100 South Saunders Road
Suite 300
Lake Forest, Illinois                                     60045
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                          10.875% Senior Notes due 2013
                       (Title of the indenture securities)

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                                       -2-

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Name                                     Address
--------------------------------------------------------------------------------
     Office of Banks & Trust Companies of     500 E. Monroe Street
     the State of Illinois                    Springfield, Illinois 62701-1532

     Federal Reserve Bank of Chicago          230 S. LaSalle Street
                                              Chicago, Illinois 60603

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 14th day of November, 2003.


                                               BNY Midwest Trust Company


                                          By:    /S/  D. DONOVAN
                                             ---------------------------------
                                               Name:  D. DONOVAN
                                               Title: ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                      ASSETS                                        THOUSANDS OF DOLLARS
                      ------                                        --------------------
Cash and Due from Depository Institutions.....................
                                                                          28,746
U.S. Treasury Securities......................................
                                                                           - 0 -
Obligations of States and Political Subdivisions..............
                                                                           - 0 -
Other Bonds, Notes and Debentures.............................
                                                                           - 0 -
Corporate Stock...............................................
                                                                           - 0 -
Trust Company  Premises,  Furniture,  Fixtures and Other
Assets Representing Trust Company Premises....................               831

Leases and Lease Financing Receivables........................
                                                                           - 0 -
Accounts Receivable...........................................
                                                                           4,538
Other Assets..................................................

      (Itemize amounts greater than 15% of Line 9)

          GOODWILL......................................86,813

                                                                          86,881

TOTAL ASSETS..................................................           120,996

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                        LIABILITIES                                  THOUSANDS OF DOLLARS
                        -----------                                  --------------------
Accounts Payable.............................................
                                                                             14
Taxes Payable................................................
                                                                          - 0 -
Other Liabilities for Borrowed Money.........................
                                                                         25,425
Other Liabilities............................................

      (Itemize amounts greater than 15% of Line 14)

         Taxes Payable to Parent Company................5,181
         Reserve for Taxes..............................3,991
                                                                          9,480

TOTAL LIABILITIES                                                        34,919
                      EQUITY CAPITAL
                      --------------

Preferred Stock..............................................             - 0 -

Common Stock.................................................             2,000

Surplus......................................................            62,130

Reserve for Operating Expenses...............................             - 0 -

Retained Earnings (Loss).....................................            21,947

TOTAL EQUITY CAPITAL.........................................            86,077

TOTAL LIABILITIES AND EQUITY CAPITAL.........................           120,996

I, Keith A. Mica, Vice President
   -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                /s/ Keith A. Mica
              -----------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 29th day of July, 2003.

My Commission expires May 15, 2007.

                                          /s/ Joseph A. Giacobino, Notary Public
                                          -----------------------


(Notary Seal)


Person to whom Supervisory Staff should direct questions concerning this report.


       Christine Anderson                             (212) 437-5984
-------------------------------------     --------------------------------------
              Name                             Telephone Number (Extension)
                            -7-